                                UNITED DOMINION
                                 Realty Trust


                                 February 2001

United Dominion
--------------------------------------------------------------------------------

 .    Founded in 1972

 .    78,000 apartment homes

 .    32 major markets nationwide

 .    23 consecutive years of increasing dividends

 .    Solid middle market portfolio

Geographically Diverse
--------------------------------------------------------------------------------

[MAP APPEARS HERE]

Major Markets in 1995

Major Markets added since 1995

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Financial Highlights
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 .    $4 billion of real estate owned

 .    $3.6 billion total market capitalization

 .    Debt ratings: Baa2/BBB-

 .    $1.2 billion market value of common stock

Common Stock Dividend:
Record of Annual Increases
--------------------------------------------------------------------------------

1990    1991    1992    1993    1994   1995    1996   1997   1998   1999   2000
$0.62   $0.63   $0.66   $0.70   $0.78  $0.90   $0.96  $1.01  $1.05  $1.06  $1.07

Attractive Dividend Yield
--------------------------------------------------------------------------------



  Current Dividend Rate                  $ 1.07

  Stock Price                            $11.44

  Yield                                     9.4%

Share Liquidity
--------------------------------------------------------------------------------



                                      UDR
                                      ---

                          Average Daily Share Volume

                          (30 days through 2/15/01):

                                    303,000

Net Asset Value
--------------------------------------------------------------------------------


  Net Asset Value*                   $ 14.00

  Common Share Price                   11.44
                                     -----------

  Discount                           $  2.56
                                     ===========

  % Discount                              18%

  *Average of third-party and company estimates

High Yield & Low Multiple
--------------------------------------------------------------------------------



                                        UDR       Average*
                                        ---       --------

Dividend Yield                          9.4%        7.2%

FFO Multiple**                          7.4X        9.2X



*AIV, AML, AVB, CPT, EQR, GBP, PPS, SMT
** Based on consensus estimate for 2001 FFO/share

Issues Affecting FFO Multiple
-----------------------------


  . Management succession

  . Debt level in capitalization

  . Consistent earnings growth

Management Succession
--------------------------------------------------------------------------------


  . Tom Toomey appointed as President and CEO

Tom Toomey
--------------------------------------------------------------------------------


  . Formerly EVP and COO at AIMCO

  . Experienced with national portfolio

  . Experienced with middle-market portfolio

  . Strong and forceful leadership skills

  . Served as SVP and Treasurer at Lincoln

  . Practiced with Arthur Andersen & Co.

Management Succession
---------------------------------------------------------



  . Tom Toomey appointed as President and CEO

  . John McCann remaining on Board of Directors

Issues Affecting FFO Multiple
------------------------------



  . Management succession

  . Debt level in capitalization

  . Consistent earnings growth

 Upgrading Program Completed
--------------------------------------------------------------------------------

      Cap Ex/Mature Apartment Home
    (includes recurring and upgrades)

[GRAPH]

  1995         $  424
  1996         $  832
  1997         $  832
  1998         $1,112
  1999         $  640
  2000         $  514

Development Joint Venture
--------------------------------------------------------------------------------

Date Formed              June 2000

Projected Total Assets   $104MM

Debt/Equity              70%/30%

Debt                     Non-recourse

UDR Ownership            25%

Fee Income               Development, general contracting and management

Exit                     Buy/sell provision
                         No puts or guarantees

Property Sales ($MM)
--------------------------------------------------------------------------------

        [GRAPH]

     1996      $ 34
     1997      $ 77
     1998      $155
     1999      $237
     2000      $214

  Limited Acquisition Activity
  ------------------------------------------------------------------------------


 .    Driven by 1031 requirements

 .    In markets where United Dominion has:

     -    Favorable outlook for supply/demand

     -    Existing communities

     -    Strong management team

Stock Repurchase Programs
--------------------------------------------------------------------------------


                                            Repurchased
                       Authorized             To Date
                       ----------             -------

  Common              11 MM shares         5.6 MM shares

  Preferred           $25MM                $16.6 MM


Repurchase approach:     Open-market purchases
                         Opportunistic

Total Debt ($MM)
--------------------------------------------------------------------------------


               [GRAPH]

     Dec. 31, 1998       $2,117

     June 30, 1999       $2,168

     Dec. 31, 1999       $2,127

     June 30, 2000       $2,075

     Dec. 31, 2000       $1,992

Increasing Financial Flexibility
--------------------------------------------------------------------------------

     Maturing Debt (excl revolving bank debt) - in millions

               [GRAPH APPEARS HERE]

Issues Affecting FFO Multiple
--------------------------------------------------------------------------------


   .  Management Succession

   .  Debt level in capitalization

   .  Prospects for steady/accelerating growth

Diverse Operations
--------------------------------------------------------------------------------

                                 % of 2000 NOI

                           [PIE CHART APPEARS HERE]

     Same-Community Results
--------------------------------------------------------------------------------

                                      12 Months 2000
                         -----------------------------------------------
                         Occupancy      Rent Growth         NOI Growth
                         ---------      -----------         ----------

San Francisco              99.5%            8.1%               11.8%
Monterey Peninsula         94.8%            6.9%                9.6%
Richmond                   96.2%            3.5%                8.5%
Fort Worth                 96.1%            2.8%                7.5%
Tampa                      94.7%            2.9%                3.6%
Phoenix                    93.3%            2.6%                3.6%
San Antonio                93.7%            2.4%                3.1%
Dallas                     95.2%            3.1%                2.7%
Orlando                    94.4%            2.9%                2.2%
Houston                    92.8%            2.2%                1.5%
Charlotte                  92.0%           -0.6%               -6.1%
Raleigh                    90.8%            2.0%               -7.5%


Total same communities     94.2%            2.9%                4.1%

Market Focus
--------------------------------------------------------------------------------



 . Middle-market apartments


 . Renter-by-necessity


 . Expanded presence in target markets


 . Favorable demographics

Population Turning 22
--------------------------------------------------------------------------------
 1960-2010

       [GRAPH APPEARS HERE]


Source: US Census Bureau, National Center for Health Statistics, RCG

1999-2000 Occupancy
--------------------------------------------------------------------------------

                             Economic -- Physical

                             [GRAPH APPEARS HERE]

United Dominion
--------------------------------------------------------------------------------

 . High base level return from dividend yield

 . Low market valuation measures

  - FFO/share multiple

  - Price vs. NAV

 . Taking action on issues

  - management succession

  - debt levels

  - consistency of earnings growth

                           [LOGO OF UNITED DOMINION]

                                 Realty Trust




                                 February 2001